LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED FEBRUARY 11, 2015

TO THE STATEMENT OF ADDITIONAL INFORMATION,

DATED FEBRUARY 1, 2015, OF

CLEARBRIDGE ALL CAP VALUE FUND

Effective March 31, 2015, the following information is added to the sections titled “Investment Management and Other Services – Portfolio Managers – Other Accounts Managed by the Portfolio Managers” and “Investment Management and Other Services – Portfolio Managers – Portfolio Managers Securities Ownership” in the fund’s Statement of Additional Information:

Portfolio Managers

The following tables set forth certain additional information with respect to Messrs. Peters and Grosman. All information is provided as of December 31, 2014.

Other Accounts Managed by the Portfolio Managers

	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Sam Peters	Registered Investment Companies	2	3.31 billion	0	0
	Other pooled investment vehicles	4	570 million	0	0
	Other accounts	4	1.21 billion	0	0
Albert Grosman	Registered Investment Companies	1	680 million	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	2	10 million	0	0

Portfolio Managers Securities Ownership

The table below identifies ownership of the fund’s securities by Messrs. Peters and Grosman.

Portfolio Manager	Dollar Range of Ownership of Securities ($)
Sam Peters	None
Albert Grosman	None

Please retain this supplement for future reference.

CBAX113352